UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 11, 2021

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ENB FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 11, 2021, ENB Financial Corp (the "Company") held its 2021 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 5,561,499 shares of the Company's common stock were entitled to vote as of March 15, 2021, the record date for the Annual Meeting. There were 4,559,283 shares present in person or by proxy at the Annual Meeting, at which time the shareholders were asked to vote on two (2) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results on such proposals.

Proposal No. 1 – Election of Class B Directors

The shareholders voted to elect four (4) Class B directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Willis R. Lefever	3,763,079	159,317	636,887
Jay S. Martin	3,765,591	156,805	636,887
Judith A. Weaver	3,766,119	156,277	636,887
Roger L. Zimmerman	3,767,251	155,145	636,887

Proposal No. 2 - Ratify S.R. Snodgrass, P.C. as public accounting firm for year ending December 31, 2021:

The shareholders voted to ratify S.R Snodgrass, P.C. as the public accounting firm for the year ending December 31, 2021. The results of the vote were as follows:

For	Against	Abstain

4,553,699	1,664	3,920

Item 7.01	Regulation FD Disclosure

On May 11, 2021, Jeffrey S. Stauffer, Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ENB FINANCIAL CORP

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 12, 2021	/s/ Scott E. Lied
Scott E. Lied
Treasurer
(Principal Financial Officer)

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